ALEXANDER & BALDWIN, INC.

ONE-YEAR PERFORMANCE IMPROVEMENT INCENTIVE PLAN

AMENDMENT NO. 5

The Alexander & Baldwin, Inc. One-Year Performance Improvement Incentive Plan, as restated effective October 22, 1992 (the “Plan”), is hereby amended, effective December 13, 2007, as follows:

1.	Section V.C of the Plan is hereby amended to read as follows:

C.	Payments.

1.         Approval of the award payments for each Plan Year will be made by the Committee at its first meeting following the availability of the financial results for that Plan Year.

2.         For awards made for Plan Years beginning prior to January 1, 2008, the participants entitled to those awards may each individually elect to receive one or more of those awards in one of the following forms:

(a)	in cash at the time the award is determined, or

(b)       up to 50% in shares of the Company’s common stock, with the balance paid in cash, at the time the award is determined. At the discretion of the Committee, a premium (in the form of additional shares of the Company’s common stock) may be attached to the portion of any award paid in common stock. The portion of the award paid in the Company’s common stock will be subject to such restrictions and forfeiture provisions as the Committee shall determine at the time the award is paid.

3.         Awards for Plan Years beginning on or after January 1, 2008 shall be paid only in cash, with such cash payment to be made at the time the award is determined. Participants will not be permitted to receive any portion of their awards in the form of the Company’s common stock.

2.         Except as modified by this Plan Amendment, all the terms and provisions of the Plan as in effect immediately before this Plan Amendment shall continue in full force and effect.

[SIGNATURES ON FOLLOWING PAGE]

            IN WITNESS WHEREOF, ALEXANDER & BALDWIN, INC. has caused this Plan Amendment to be executed on its behalf by its duly-authorized officers on this 13th day of December 2007.

ALEXANDER & BALDWIN, INC.

By: /s/ Son-Jai Paik
Its Vice President

By: /s/ Alyson J. Nakamura
Its Secretary

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